UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2022 (June 24, 2022)

TRECORA RESOURCES

(Exact name of registrant as specified in its charter)

Delaware	1-33926	75-1256622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190

Sugar Land, Texas, 77478

(Address of principal executive offices, including Zip Code)

(281) 980-5522

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	TREC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

At the Effective Time (as defined below) of the Merger (as defined below), Trecora Resources, a Delaware corporation (the “Company”), terminated its Amended and Restated Credit Agreement, dated as of October 1, 2014 (as amended, restated, supplemented, or otherwise modified prior to the Effective Time, the “Existing Credit Agreement”), by and among the Company (as defined below), the lenders and letter of credit issuers thereto and Bank of America, N.A., as administrative agent. As of the Effective Time, there were no borrowings outstanding under the senior secured revolving credit facility contemplated by the Existing Credit Agreement, approximately $41 million in borrowings outstanding under the senior secured term loan facility contemplated by the Existing Credit Agreement (all of which was paid in connection with the termination), and no outstanding letters of credit under the Existing Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement,” as amended by the Amendment (as defined below)) on May 11, 2022, with Balmoral Swan Parent, Inc., a Delaware corporation (“Parent”), and Balmoral Swan MergerSub, Inc., a Delaware corporation, and a wholly owned, direct subsidiary of Parent (“Merger Sub”). On May 25, 2022, the Company entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) with Parent and Merger Sub, under which the foregoing parties agreed to, among other things, and subject to the terms thereof, amend certain provisions of the Merger Agreement and to make certain ministerial changes to the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on May 25, 2022, Merger Sub commenced a cash tender offer (the “Offer”) to acquire any and all of the issued and outstanding shares of the common stock, par value $0.10 per share (the “Shares”), of the Company, at a price per Share of $9.81, in cash, net to the holder thereof, without interest and subject to applicable withholding (the “Offer Price”).

The Offer expired at 12:00 a.m., New York City time, on Friday, June 24, 2022 (the “Expiration Time”). According to Computershare Trust Company N.A., the depository and paying agent for the Offer, as of the Expiration Time, 16,781,352 Shares were validly tendered in accordance with the terms of the Offer and “received” (as defined in Section 251(h)(6)(f) of the General Corporation Law of the State of Delaware (the “DGCL”)) and not withdrawn, representing approximately 70.73% of the outstanding Shares. The number of Shares tendered satisfied the Minimum Condition (as defined in the Merger Agreement). All conditions to the Offer having been satisfied or waived, on June 24, 2022, Parent and Merger Sub accepted for payment all Shares validly tendered (and not withdrawn) prior to the Expiration Time and will promptly pay for such Shares.

As a result of its acceptance of the Shares tendered in the Offer, Merger Sub acquired a sufficient number of Shares to complete the merger of Merger Sub with and into the Company (the “Merger”), without a vote of the stockholders of the Company pursuant to Section 251(h) of the DGCL. Accordingly, Parent and Merger Sub effected the Merger pursuant to Section 251(h) of the DGCL on June 27, 2022. At the effective time of the Merger (the “Effective Time”), each Share (other than Shares (i) owned directly by the Company (or any wholly owned subsidiary of the Company), Parent, Merger Sub or any of their respective affiliates prior to the Effective Time or (ii) owned by any stockholder who is entitled to demand and properly demands the appraisal of such shares in accordance with, and in compliance in all respects with, Section 262 of the DGCL, was automatically cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without interest and subject to applicable withholding (the “Merger Consideration”).

The Offer was made only for Shares and was not made for any outstanding Company Stock Options (as defined in the Merger Agreement) or any outstanding Company RSU Awards (as defined in the Merger Agreement) or Company PSU Awards (as defined in the Merger Agreement). However, pursuant to the Merger Agreement, immediately prior to the Effective Time, (i) each Company Stock Option that was outstanding, unexercised, and had an exercise price lower than the amount of the Merger Consideration, whether vested or unvested, was automatically cancelled and terminated and converted into the right to receive from the Surviving Corporation an amount in cash (without interest), if any, equal to the product obtained by multiplying (x) the aggregate number of Shares underlying such Company Stock Option immediately prior to the Effective Time, by (y) an amount equal to (A) the Merger Consideration, less (B) the per share exercise price of such Company Stock Option; (ii) each vested Company restricted stock unit award (“Vested RSU”) that was outstanding and each Company restricted stock unit award held by a non-employee director of the Company that was outstanding (together with each Vested RSU, the “Cancelled RSUs”) was, by virtue of the Merger, automatically cancelled and terminated and converted into the right to receive from the Surviving Corporation an amount in cash (without interest) equal to the product obtained by multiplying (x) the aggregate number of Shares underlying such Cancelled RSU immediately prior to the Effective Time, by (y) the Merger Consideration; (iii) each Unvested Company RSU Award (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time, was cancelled and converted into a deferred cash award in an amount obtained by multiplying (x) the aggregate number of Shares underlying such Unvested Company RSU Award, by (y) the Merger Consideration (each, an “RSU Replacement Award”), in the manner provided by Merger Agreement, which such RSU Replacement Award represents the right to receive a cash payment that shall become payable on the earlier of January 20, 2023 or on a termination of employment by the Surviving Corporation without “Cause” or by the holder of such RSU Replacement Award for “Good Reason” (as those terms are defined in the Trecora Resources Change of Control Severance Plan); (iv) each vested Company performance-based restricted stock unit award (“Vested PSU”) that was outstanding and each Company performance-based restricted stock unit award held by a non-employee director of the Company that was outstanding (together with each Vested PSU, the “Cancelled PSUs”) was, by virtue of the Merger, automatically cancelled and terminated and converted into the right to receive from the Surviving Corporation an amount in cash (without interest) equal to the product obtained by multiplying (x) the aggregate number of Shares underlying such Cancelled PSU immediately prior to the Effective Time, by (y) the Merger Consideration, and (v) each Unvested Company PSU Award (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time, was cancelled and converted into a deferred cash award in respect of an amount obtained by multiplying (x) the aggregate number of Shares underlying such Unvested Company PSU Award assuming target performance, by (y) the Merger Consideration (each, a “PSU Replacement Award”), in the manner provided by the Merger Agreement, which such PSU Replacement Award shall represent the right to receive a cash payment that shall become payable on the earlier of January 20, 2023 or on a termination of employment by the Surviving Corporation without “Cause” or by the holder of such PSU Replacement Award for “Good Reason” (as those terms are defined in the Trecora Resources Change of Control Severance Plan).

The foregoing description of the Merger Agreement and the transactions contemplated thereunder is not complete and is qualified in its entirety by reference to the Merger Agreement and the Amendment, copies of which are filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on May 12, 2022 and Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC by the Company on May 25, 2022, respectively, and each is incorporated herein by reference.

The information set forth in Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Offer and the Merger, the Company notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested that NYSE file with the SEC a notification of removal from listing and/or registration on Form 25 to effect the delisting of all Shares from NYSE and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). NYSE is expected to file the Form 25 with the SEC on June 27, 2022, and trading of Shares is expected to be suspended effective prior to the open of trading on June 27, 2022. The Company intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent. Parent obtained the funds necessary to fund the acquisition through equity financing from certain funds managed by Balmoral Funds, L.L.C. and debt financing from a senior secured term loan facility with White Oak Global Advisors, L.L.C. and SPP Credit Advisors, L.L.C. and from a revolving credit facility with Bank of America.

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the consummation of the Merger, each of Karen A. Twitchell, Patrick D. Quarles, Nicholas N. Carter, Gary K. Adams, Pamela R. Butcher, Adam Peakes, and Janet Roemer resigned as directors of the Board of Directors of the Company (the “Company Board”) and from all committees of the Company Board on which such directors served, effective as of the Effective Time. On June 27, 2022, pursuant to the Merger Agreement in connection with the consummation of the Merger, the directors of Merger Sub, Bradley Crocker, David Shainberg, Robin Nourmand, Jonathan Victor, and Johnny Lincoln (the “Post-Closing Directors”), became the directors of the Surviving Corporation. In accordance with the Surviving Corporation’s bylaws and Section 141(k) of the DGCL, following the Effective Time, Parent, as the sole stockholder of the Surviving Corporation, will remove the Post-Closing Directors and elect additional directors of the Surviving Corporation. Information about Bradley Crocker, David Shainberg, Robin Nourmand, Jonathan Victor, and Johnny Lincoln is contained in the Offer to Purchase, filed by Parent and Merger Sub as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on May 25, 2022, which information is incorporated herein by reference.

Each officer of the Company immediately prior to the Effective Time became an officer of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, on June 27, 2022, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety and became the certificate of incorporation and bylaws of the Surviving Corporation. Copies of the Company’s Second Amended and Restated Certificate of Incorporation and the Company’s Second Amended and Restated Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 24, 2022, the Company issued a press release announcing the completion and results of the Offer. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 27, 2022, Parent issued a press release announcing the consummation of the Merger. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 of this Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 11, 2022, by and among Trecora Resources, Balmoral Swan Parent, Inc., and Balmoral Swan MergerSub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8—K filed with the SEC by Trecora Resources on May 12, 2022).*

2.2	Amendment to Agreement and Plan of Merger, dated as of May 25, 2022, by and among Trecora Resources, Balmoral Swan Parent, Inc., and Balmoral Swan MergerSub, Inc (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8—K filed with the SEC by Trecora Resources on May 25, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of Trecora Resources.

3.2	Second Amended and Restated Bylaws of Trecora Resources.

99.1	Press Release, dated as of June 24, 2022.

99.2	Press Release, dated as of June 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2022

TRECORA RESOURCES

By:	/s/ Patrick D. Quarles
Name:	Patrick D. Quarles
Title:	Chief Executive Officer